UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported, on November 15, 2018, Brooks Automation, Inc. (the “Company”) completed its previously announced acquisition of GENEWIZ Group, an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“GENEWIZ”). This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 15, 2018 to include the financial statements of GENEWIZ and the pro forma information required by Items 9.01(a) and 9.01(b), respectively.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of GENEWIZ Group as of December 31, 2017 and 2016 and for each of three years in the period ended December 31, 2017 together with the accompanying Report of Independent Auditors, are set forth in Exhibit 99.1.

The unaudited consolidated financial statements of GENEWIZ Group as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017, are set forth in Exhibit 99.2.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements for the Company and GENEWIZ as of and for the year ended September 30, 2018, are set forth in Exhibit 99.3.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K/A.

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Ernst & Young LLP, independent auditors for GENEWIZ Group.

99.1

The audited consolidated financial statements of GENEWIZ Group as of December 31, 2017 and 2016 and for each of three years in the period ended December 31, 2017 together with the accompanying Report of Independent Auditors.

99.2	The unaudited consolidated financial statements of GENEWIZ Group as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017.

99.3	The unaudited pro forma condensed combined financial statements for the Company and GENEWIZ as of and for the year ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
BROOKS AUTOMATION, INC.

Date: January 29, 2019	/s/ Jason W. Joseph
Jason W. Joseph
Senior Vice President, General Counsel and Secretary